Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AOB Biotech, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nelson Liao, Chief Executive Officer of the Company and Haijing (Carrie) Wang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 13, 2007	/s/ Nelson Liao
Nelson Liao
Chief Executive Officer

April 13, 2007	/s/Haijing (Carrie) Wang
Haijing (Carrie) Wang
Chief Financial Officer